Exhibit 10.16

                                      LEASE
                                 New South Wales
                             Real Property Act 1900

                           PRIVACY NOTE: THIS INFORMATION IS LEGALLY REQUIRED AND WILL BECOME PART OF THE PUBLIC RECORD

     STAMP DUTY            Office of State Revenue use only
                           New South Wales Duty
                           25-08-2004                0002142047-001
                           Lease - General
                           Dutiable Amount           $1,798,784.00
                           Duty                      $    6,295.80

(A)  TORRENS TITLE

                           Property leased: if appropriate, specify the part or premises
                           VOLUME 8655 FOLIO 123
                           PART being Suite 1, Level 8, Tower A, Zenith Centre 821 Pacific Highway, Chatswood

(B)  LODGED BY             Delivery Box   Name, Address or DX and Telephone CODE
                               74S        ALLENS ARTHUR ROBINSON              L
                                          DX 105 SYDNEY
                                          9230 4000
                                          Reference: MJSB:CZDS:205284789 #2328

(C)  LESSOR                PERPETUAL TRUSTEE COMPANY LIMITED (ACN 000 001 007)

                           The lessor leases to the lessee the property referred to above.

(D)                        Encumbrances (if applicable): _______________________

(E)  LESSEE                CORVU AUSTRALASIA PTY LIMITED (ABN 22 050 043 699)

(F)  TENANCY               Off L 5316902

(G)  1.  TERM: 6 years and 2 months
     2.  COMMENCING DATE: 1 March 2004
     3.  TERMINATING DATE: 30 April 2010
     4. With an OPTION TO RENEW for a period of 5 years set out in clause 23 of Memorandum 3830527
     5.  With an OPTION TO PURCHASE set out in clause N.A. of N.A.
     6.  Together with and reserving the RIGHTS set out in clause N.A. of N.A.
     7.  Incorporates the provisions set out in ANNEXURE  A  hereto.
     8. Incorporates the provisions set out in MEMORANDUM filed at Land and Property Information New South Wales as No. 3830527.
     9.  The RENT is set out in item No. 1 of the Reference Schedule

     ___________________________________________________________________________
     All handwriting must be in block capitals.

      DATE                 12/8/2004

(H)  I certify that the person(s)         Certified correct for the purposes of
     signing opposite, with whom I am     the Real Property Act 1900 by the
     personally acquainted or as to       lessor.
     whose identity I am otherwise
     satisfied, signed this instrument
     in my presence.


     Signature of witness:                Signature of lessor:


     Name of witness:     SEE ANNEXURE A FOR
                          ------------------
     Address of witness:  EXECUTION
                          ------------------


     I certify that the person(s)         Certified correct for the purposes of
     signing opposite, with whom I am     the Real Property Act 1900 by the
     personally acquainted or as to       lessor.
     whose identity I am otherwise
     satisfied, signed this instrument
     in my presence.


     Signature of witness:                Signature of lessor:


     Name of witness:     SEE ANNEXURE A FOR
                          ------------------
     Address of witness:  EXECUTION
                          ------------------


(I)  STATUTORY DECLARATION

     I, ________________________________________________________________________
     solemnly and sincerely declare that --

     1. The time for the exercise of option to ____________ in expired lease No. ____________________ has ended;

     2. The lessee under that lease has not exercised the option I make this solemn declaration conscientiously believing the same to be true and by virtue of the provisions of the Oaths Act 1900.


     Made and subscribed at ____________________ in the State of New South Wales on _______________________
     in the presence of ______________________


     Signature of witness:                            Signature of lessor:

     Name of witness:
                               -----------------------
     Address of witness:
                               -----------------------
     Qualification of witness:
                               -----------------------

ANNEXURE A TO LEASE
PARTIES: PERPETUAL TRUSTEE COMPANY LIMITED (ACN 000 001 007) (LANDLORD) AND CORVU AUSTRALASIA PTY LIMITED (ABN 22 050 043 699) (TENANT)

DATED:                                       2004

The Landlord and the Tenant agree as follows:

1.       MEMORANDUM

The provisions in the memorandum filed in the Land Titles Office as number 3830527 (MEMORANDUM) are incorporated in this lease, subject to the variations and additions set out in section 2 below and subject to the Reference Schedule. A reference to THIS LEASE in the cover sheet, this schedule, the Memorandum or in any annexure to this lease is a reference to the lease constituted by the cover sheet, this schedule, the Memorandum and each of those annexures. The Tenant acknowledges that it received, read and understood a copy of the Memorandum before signing this lease.

2.       AMENDMENTS TO THE MEMORANDUM

2.1      The definition of Current Annual Rent is replaced as follows:

         'CURRENT ANNUAL RENT of the Premises is the current annual market rental value of the Premises on the relevant Rent Review Date (being the best annual rent that can reasonably be obtained for the Premises) as agreed or determined under clause 3'

2.2 Clause 1.1 is amended by replacing paragraph (a) of the definition of MAKE GOOD as follows:

         '(a) remove from the Premises, the Building and the Land all fixtures, fittings, furnishings, cables conduits and wires and Tenant's Property required by the Landlord to be removed and reinstate the Premises to a base building configuration; and'

2.3      Add the following definition:

         'RENT-FREE PERIOD means the. period in Item 1A of the. Reference Schedule.'

/s/ (illegible)        /s/ (illegible)        /s/ (illegible)       /s/ Troy M. Rollo
-------------------    -------------------    -------------------   -------------------
Signing                Countersigning         Director              Director
Attorney               Attorney

2.4      Add the following new clause 2.3:

         'RENT FREE PERIOD

         2.3      (a)      Despite anything in this Lease, but subject to
                           paragraph (b), no Rent and Tenant's Contribution will be payable in respect of the Rent-free Period.

                  (b) If the Landlord exercises any of the Landlord's rights under clauses 17.2 or 17.8, the Tenant must immediately pay to the Landlord the Rent and Tenant's Contribution which,- but for paragraph (a), would have been payable in respect of the Rent free Period.

                  (c) To remove doubt, the Tenant acknowledges that the Landlord may apply the Bank Guarantee provided under clause 21 in complete or partial satisfaction of any obligation of the Tenant arising from the operation of paragraph (b).

                  (d) Despite clause 232, this clause 2.3 and Item 1 A of the Reference Schedule will be omitted from any lease granted under clause 23.1.'

2.5      Clause 2.4 is added:

         '2.4 If dates and amounts or percentages. are set out in Item 3A, then the Rent increases from and including eat of those dates by the amount of the percentage set out against the date'

2.6      The opening paragraph, of clause 3.5 is replaced with:.

         '3.5 The Current Annual Rent of the Premises on the relevant Rent Review Date must be determined by a valuer who:'

2.7      The opening paragraph of clause 3.5(d) Is replaced with:

         '(d) In determining the Current Annual Rent must take into account:'

2.8      Clause 3.5(f) is replaced with:

         '(f) must give a Written determination setting out the reasons for it with particular reference to what was taken into account and what was disregarded;'

2.9      Clause 3.7 is deleted.

2.10     Clause 5.1 is replaced with the following:

         '5.1 The Tenant must make payments under this Lease to the Landlord (or to a person nominated by the Landlord in a notice to the Tenant) by way of direct debit (electronic funds transfer) on the day of the month specified in Item 2, without setoff, counterclaim, withholding or deduction'

2.11     Clause 5.5 is replaced with the following:

         '5.5     (a)      Capitalised expressions which are not defined in this
                           clause but which have a defined meaning in the GST
                           Law have the same meaning in this clause.

                  (b)      In this Lease:

                           GST AMOUNT means, in relation to a Payment, an amount arrived at by multiplying the Payment (or the relevant part of a Payment if only part of a Payment is the consideration for a Taxable Supply) by the appropriate rate of GST (being 10% when the GST Law commenced) or any lower rata , notified from time to time by the person making the relevant Supply;

                           GST LAW has the meaning given to that term in A New Tax System (Goods and Services Tax) Act 1999, or, if that Act is not valid-or does not exist for any reason, means any Act imposing or relating to the imposition or administration of. a goods and serves tax in Australia and any regulation made under that Act;

                           PAYMENT MEANS:

                           (i) the amount of any monetary consideration (other than a GST Amount payable under this clause); and

                           (ii) the GST Exclusive Market Value of any non-monetary consideration;

                           paid or provided by the Tenant for this Lease or by the Landlord or the Tenant for any other Supply made under or in connection with this Lease and includes:

                           (iii)    any Rent or contribution to Outgoings; and

                           (iv) any amount payable by way of indemnity, reimbursement, compensation or damages.

                  (c)      The parties agree that:

                           (i) all Payments have been set or determined without regard to the impact of GST;

                           (ii) if the whole or any part of a Payment is the consideration for a Taxable Supply, the GST Amount in respect of the Payment must be paid to the payee as an additional amount, either concurrently with the Payment or as otherwise agreed in writing; and

                           (iii) the payee will provide to the payer a Tax Invoice.

                  (d) Despite any other provision of this Lease, if a Payment due under this Lease (including any contribution to Outgoings) Is a reimbursement or indemnification by one party of an expense, loss or liability Incurred or to be Incurred by the other party, the Payment shall exclude any GST forming part of the amount to be reimbursed or indemnified for which the other party can claim an Input Tax Credit.'

2.12     Clause 7 is amended by the insertion of the following final paragraph:

         'Notwithstanding the above, the Landlord will provide security to the Premises and the Common Areas required to give access to the Premises on a 24. hour a day, 7 days a week basis (subject to circumstances beyond the Landlord's control) so as to allow the Tenant access to the Premises at ail times:

2.13     Clause 11.1 is replaced with the following:

         'LANDLORD'S APPROVAL .

         11.1     (a)      The Tenant may not cant' out works (including
                           installing fixtures or fittings or making alterations) to or in the Premises without the Landlord's approval. If the Landlord gives approval, it may when giving .it, impose conditions. The Tenant must comply with these conditions.

                  (b) Despite paragraph (a); the Landlord's approval will not be required where the works:

                           (i)      are not of a structural nature;

                           (ii)     will not cost more than $1,000; and

                           (iii) the Tenant complies with all relevant statutory requirements.'

2.14     Clause 18.7 is replaced with the following:

         '16.7 If the Premises are totally destroyed, then either party may terminate this lease by giving one month's notice to the other and no Rent will be payable during the period of such notice.'

2.15 Clause 18(c) is amended by deleting the words "including those for negotiating, preparing, executing, stamping, registering" end replacing them with the work "of", and by adding the following words as a new paragraph under clause (d):

         `'Despite any other provision of this Lease, each party shall pay their own costs associated with the negotiating, preparing, executing, stamping and registering of this Lease (but excluding any lease entered into.
         pursuant to clause 23).'

2.18     The following clause 24 is added:

         '24.     ACKNOWLEDGEMENTS

         24.1     RESPONSIBLE ENTITY

                  Deutsche Asset Management (Australia) Limited (ABN 11 076 098
                  598) (the RESPONSIBLE ENTITY) enters into this Lease in its capacity as responsible entity of the Deutsche Office Trust (TRUST).

         24.2     PERPETUAL AS AGENT

                  (a) The Responsible Entity has appointed Perpetual Trustee Company Limited (ABN 42 000 001 007) (PERPETUAL) as its agent to hold the assets of the Trust on behalf of the Responsible Entity in accordance with a custody agreement dated 1 March 2002 between Perpetual and the Responsible Entity (CUSTODY AGREEMENT ).

                  (b)      The parties agree that:

                           (i) any reference to Perpetual as Landlord in this Lease means Perpetual in its capacity as custodian of assets of the Trust and as agent for the Responsible Entity; and

                           (ii) any act or omission of Perpetual In respect of this Lease in its capacity as agent for the Responsible Entity is taken to have been done (or failed to have been done) by the Responsible Entity.

                  (c) The parties acknowledge and agree that Perpetual is bound to comply with the obligations of tie Landlord (whether express or Implied) under this Lease (LANDLORD'S OBLIGATIONS) only to the extent that it Is properly instructed by the Responsible Entity, or is otherwise required under the terms of the Custody Agreement.

         24.3     RESPONSIBLE ENTITY AS PRINCIPAL

                  (a) The Responsible Entity:

                           (i) agrees that It is bound by all of the Landlord's Obligations imposed on Perpetual as If every reference in this Lease to Landlord was a reference to the Responsible Entity; and

                           (ii) will properly instruct Perpetual to comply with any Landlord's Obligation to the extent that only Perpetual can perform the relevant Landlord's Obligation.

                  (b) Any Landlord's Obligation imposed on Perpetual is discharged if it is complied with by either the Responsible Entity or Perpetual.

                  (c) Any duty or obligation of the Tenant under this Lease is discharged if it is complied with in favour of either the Responsible Entity or Perpetual.

         24.4     LIMITATION OF PERPETUAL'S LIABILITY

                  (a) Perpetual enters into this Lease only as agent of the Responsible Entity. Perpetual can only act in accordance with the terms of the Custody Agreement under which it Is appointed as the Responsible Entity's agent and is not liable under any circumstances to any party under this Lease except as expressly provided for under clause 24:4(c). This limitation of Perpetual's liability applies despite any other provision of this Lease other than clause 24.4(c) and extends to all liabilities and obligations of Perpetual In any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Lease.

                  (b) Perpetual is not obliged to do or refrain from doing anything under this Lease (including, without limitation, incur liability) unless Perpetual's liability Is limited in the same manner as set out in clause 24:4(a).

                  (c) Nothing in this clause 24.4 limits the liability of Perpetual in respect of any loss, cost, damage or expense suffered or incurred by the Tenant to the extent that It arises from:

                           (i) any breach by Perpetual of its obligations under clause 24.2(c);

                           (ii)     the fraud, default or negligence of
                                    Perpetual or Perpetual acting or refraining from acting In breach of the Custody Agreement; or

                           (iii)    any breach, of any warranty or
                                    representation contained in the Custody
                                    Agreement which Is given or deemed to be given by Perpetual personally In respect of itself.

         24.5     LIMITATION OF RESPONSIBLE ENTITY'S LIABILITY

                  The parties acknowledge and agree that:

                  (a) the Responsible Entity enters into this Lease In the capacity stated in clause 24.1 and in no other capacity;

                  (b) except in the case of any liability of the Responsible Entity under or in respect of this Lease resulting from the Responsible Entity's own fraud, negligence or breach of trust, the recourse for any person to the Responsible Entity in respect of any obligations and liabilities of the Responsible Entity under or in respect of this Lease Is limited to the Responsible Entity's ability to be indemnified from the assets of the Trust; and

                  (c) if any party (other than the Responsible Entity) does not recover the full amount of any money owing to it arising from non-performance by the Responsible Entity of any of its obligations, or non-payment by the Responsible Entity of any of its liabilities, under or in respect of this Lease by enforcing the rights referred to in clause 24:5(b), that party may not (except in the case of fraud, negligence or breach of trust by the Responsible Entity) seek to recover the shortfall by:

                           (i) bringing proceedings against the Responsible Entity in its personal capacity; or

                           (ii)     applying to have the Responsible Entity
                                    wound up.

         24.6     OVERRIDE

                  This clause 24 applies despite any other provision of this Lease or any principle of equity or law to the contrary.'

2.17     The following clause 25 is added:

         '25.     AIRCONDITIONING AND LIFTS

                  (a) If for any reason, except where resulting from any occurrence specified in paragraph (b) below:

                           (i) the air-conditioning services of the Premises fail to maintain the average temperature of the air within the air-conditioned areas of the Premises between 20(degree)C and 25(degree)C (inclusive) for a period in excess of 48 hours where:

                                    (A)     the Tenant does not tamper with the
                                            thermostats, obstruct
                                            air-conditioning outlets or
                                            interfere in any way with the
                                            operation of the system; and

                                    (B)     the Tenant does not, without the
                                            prior consent of the Landlord,
                                            introduce heat dissipating equipment
                                            to the Premises which is
                                            inconsistent with the use of the
                                            Premises for office accommodation or
                                            take any other action which Is
                                            detrimental to the .operation and
                                            performance of the air-conditioning
                                            system; or

                           (ii) all of the lift's servicing the Premises fail for a period exceeding 48 hours,

                           and each of the following occurs:

                           (iii) the Tenant gives the Landlord written notice specifying details of the failure of the service; and

                           (iv) the. Landlord has not commenced substantial steps towards rectifying the failure within 48 hours (excluding weekends and public holidays) of receipt of the notice referred to in paragraph (iii), subject to paragraph (e), the Tenant shall be entitled to up to a full day's rebate of the Rent payable for each day or part thereof that such failure continues beyond the date of the notice given by the Tenant pursuant to paragraph (Iii) and the Tenant may deduct such rebate from rental payments without being in breach of its obligations to pay Rent."

                  (b) The provisions of this clause 25 are subject to the provision that the failure of the relevant service is not caused by:

                           (i) any negligent or wilful actor omission of the Tenant or the Tenant's Employees and Agents;

                           (ii) any legislative provisions requiring the non-operation of the relevant Service;

                           (iii) strike action by air-conditioning or lift maintenance operators not limited to the Building;

                           (iv) explosion, earthquake, aircraft, riot, civil commotion, fire, flood lightning, storm or tempest; or

                           (v) non-supply of electricity, power, water or other services or systems by any authority not due to non-payment or other default by the Landlord.

                  (c) Where the Tenant wishes to claim a rebate, the Tenant must serve a notice (.Rebate Notice) that It intends to claim a rebate, providing details of the basis for calculating the rebate. If the Landlord disputes, in-writing, the Rebate Notice, then the matter must be determined by an expert. .

                  (d) If the Landlord fails to respond to the Rebate Notice within 10 Business Days after receipt of the Rebate Notice, the Tenant can claim the rebate. If the Landlord disputes, in writing, the Rebate Notice, then any adjustment of the amount of the rebate must be delayed, pending resolution of the dispute by an expert. Once the matter has been determined by an expert, any necessary adjustment in the rental payments for the rebate can be made .

                  (e) In determining the amount of the rebate available under paragraph (a), the following matters must be taken into consideration:

                           (i) the failure must have significantly and adversely affected the conduct of the Tenant's Business in the Premises;

                           (ii) the duration of the affectation to the Tenant's Business; and

                           (iii)    the proportion of the Premises affected.'.

3.       REFERENCE SCHEDULE

ITEM 1                            RENT
(definition of Rent in            $239,520 per annum (GST exclusive)
clause 1.1 and clause 2 of the    [subject to survey]
Memorandum)
ITEM 1A                           RENT-FREE PERIOD
(Definition of Rent-free Period   1 March 2004 -- 30 April 2004
in clause 1.1 and clause 2.3)

ITEM 2                            DAY OF MONTH ON WHICH RENT INSTALLMENTS ARE DUE
(definition of Rent Day in        First
clause 1.1 and clause 2 of the
Memorandum)

ITEM 3                            RENT REVIEW DATES
(definition of Rent Review        Not applicable
Date in clause 1.1 and clause
3 of the Memorandum)

ITEM 3A                           DATES AND AMOUNTS OR PERCENTAGES OF SET RENT INCREASES
(clause 2.4)                      1 March 2005 - Fixed increase 3.5%
                                  1 March 2008 - Fixed increase 3.5%
                                  1 March 2007 - Fixed Increase 3.5%
                                  1 March 2008 - Fixed Increase 3.5%
                                  1 March 2009 - Fixed Increase 3.5%

ITEM 4                            OUTGOINGS YEAR
(definition of Outgoings Year     30 June
in clause 1.1 and clause 4 of
the Memorandum)


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

ITEM 5                            TENANT'S PERCENTAGE OF OUTGOINGS
(clause 4 of the Memorandum)      1.66%

ITEM 6                            CLEANING CHARGE
(definition of Cleaning Charge    $592.56 per month
in clause 1.1 and clause 4.9 of
the Memorandum)

ITEM 7                            INTEREST RATE
(clause 5.6 and clause 22.4 of    3% above the Commonwealth Bank's Overdraft Reference Rate
the Memorandum)

ITEM 8                            PUBLIC LIABILITY INSURANCE.
(clause 6 of the Memorandum)      $20,000,000

ITEM 9                            PERMITTED USE
(definition of Permitted Use in   General commercial offices
clause 1.1 and clause 8 of the
Memorandum)

ITEM 10                           RESTRICTED ACCESS HOURS
(clauses 4.8 and 13.2 of the      From 6pm to 8am Monday to Friday and all .day Saturday,
Memorandum)                       Sunday and public holidays.

ITEM 11                           REDECORATION REQUIREMENTS AND DATES
(clause 11.4 of the               (a) REDECORATION REQUIREMENTS AND DATES
Memorandum)
                                     (i)   wash down the inside surfaces of the Premises;
                                           and

                                     (ii)  paint, stain, wallpaper or otherwise treat all
                                           surfaces inside the Premises in the same way that
                                           those surfaces were painted, stained, wallpapered
                                           or otherwise treated when last redecorated with
                                           the Landlord's approval or, if the Premises have
                                           not been redecorated with the Landlord's
                                           approval, then as they were at the Commencement
                                           Date; and

                                     (iii) replace curtains, blinds and other furnishings
                                           and decorations which are, in the Landlord's
                                           opinion, acting reasonably, worn or damaged.

                                  (b) REDECORATION DATES:

                                     (i)   If the Tenant does not exercise the option to
                                           renew In clause 23; the redecoration date is 30
                                           April 2010 or the date the Tenant ceases to
                                           occupy the Premises, whichever is earlier.

                                     (ii)  If the Tenant does exercise the option to renew
                                           in clause 23, the Tenant will not be required to
                                           redecorate the Premises, until the new lease
                                           granted under the option has expired, or on the
                                           date the Tenant ceases to occupy the Premises,
                                           whichever is earlier.

ITEM 12                           LANDLORD'S ADDRESS FOR SERVICE
(clause 19 of the                 Address: Level 21
Memorandum)                                         83 Clarence Street
                                                    Sydney NSW 2000
                                  Facsimile No:     (02) 9249 9121

                                  TENANT'S ADDRESS FOR SERVICE
                                  Address: Suite 1, Level 8 ,
                                                    Zenith Centre
                                                    821 Pacific Highway
                                                    Chatswood NSW 2067
                                  Facsimile No:              (please Complete)

                                  GUARANTOR'S ADDRESS FOR SERVICE

                                  Not applicable

ITEM 13                           BANK GUARANTEE
(definition of Bank Guarantee     An amount equal to 6 months of Rent and
in clause 1.1 and clause 21 of
the Memorandum)                   Tenant's Contribution (including GST):

ITEM 14                           GUARANTOR
(definition of Guarantor in       Not applicable '
clause 1.1 and clause 22 of
the Memorandum)

ITEM 15                           PARTICULARS OF NEW LEASE
(clause 23 of the
Memorandum)                       term:                      5 years
                                  commencement date:         1 May 2010 .
                                  expiry date:               30 April 2015
                                  rent review dates:
                                  1 May 2010 - Market Review (Clause 3)
                                  1 May 2011 - Fixed increase 4% (Clause 2.3)
                                  1 May 2012 - Fixed increase 4% (Clause 2.3)
                                  1 May 2013 - Fixed increase 4% (Clause 2.3)
                                  1 May 2014 - Fixed increase 4% (Clause 2.3)

                                  (a) REDECORATION REQUIRED ON EACH
REDECORATION DATE:

                                     (i) wash down the inside surfaces of the Premises;
                                         and

                                     (ii)  paint, stain, wallpaper or otherwise treat all
                                           surfaces inside the Premises in the same way that
                                           those surfaces were painted, stained, wallpapered
                                           or otherwise on the earlier of either the
                                           Commencement of the Term or if this lease is the
                                           renewal under any option as at the date on which
                                           the Tenant first occupied the Premises as they
                                           were at the Commencement Date; and

                                     (iii) replace curtains, blinds and other furnishings
                                           and decorations which are, In the Landlord's
                                           opinion acting reasonably, worn or damaged.

                                  (b) REDECORATION DATES:

                                      30 April 2015, or the date the Tenant ceases to
                                      occupy the Premises, whichever is earlier.

We certify this dealing to be correct for the purposes of the Real Properly Act 1800.

EXECUTED as a deed.

EXECUTION BY THE LANDLORD'

SIGNED SEALED and DELIVERED on
behalf of PERPETUAL TRUSTEE
COMPANY LIMITED by its attorneys
under power of attorney
registered book 4409 No. 16
in the presence of:

                                         /s/ G. Ujdur
                                         ---------------------------------------
                                         Signature

/s/ Michelle Coines                      Goran Ujdur
-------------------------------------    ---------------------------------------
Witness                                  Print name



Michelle Coines                          /s/ Ben Keen
-------------------------------------    ---------------------------------------
Print name                               Signature


                                         Ben Keen
                                         ---------------------------------------
                                         Print name

EXECUTION BY RESPONSIBLE ENTITY

SIGNED SEALED and DELIVERED on
behalf of DEUTSCHE ASSET
MANAGEMENT (AUSTRALIA)
LIMITED by its attorneys under
power of attorney registered book
4429 No. 292 in the presence of:

                                         /s/ G. Ujdur
                                         ---------------------------------------
                                         Signature

/s/ Michelle Coines                      Goran Ujdur
-------------------------------------    ---------------------------------------
Witness                                  Print name



Michelle Coines                          /s/ Ben Keen
-------------------------------------    ---------------------------------------
Print name                               Signature


                                         Ben Keen
                                         ---------------------------------------
                                         Print name

EXECUTION BY THE TENANT

EXECUTED BY
CORVU AUSTRALASIA PTY LIMITED

                                         /s/ Troy M. Rollo
                                         ---------------------------------------
                                         Signature

/s/ Justin M. MacIntosh                  Troy M. Rollo
-------------------------------------    ---------------------------------------
Witness                                  Print name

Director, CEO                            Director
-------------------------------------    ---------------------------------------
Office held                              Office held

ANNEXURE A TO LEASE
PARTIES: PERPETUAL TRUSTEE COMPANY LIMITED (ACN 000 001 007) (LANDLORD) AND CORVU AUSTRALASIA PTY LIMITED (ABN 22 050 043 699) (TENANT)

DATED:                                      2004

The provisions of the lease apply to these Rules:

1.       The Tenant may not:

         (a)      smoke in the Building;

         (b) put up signs, notices, advertisements, blinds. or awnings, antennae or receiving dishes or install vending or amusement machines without the Landlord's approval;

         (c)      hold auction, bankrupt or fire sales in the Premises;

         (d)      keep an animal or bird on the Premises; .

         (e) use a business name which includes words connecting the business name with the Building without the Landlord's approval;

         (f) remove floor coverings from where they were originally laid in the Premises without the Landlord's approval;

         (g) do anything to the floor coverings in the Building which affects any guarantee in connection with them if the Landlord has given the Tenant a notice setting out the relevant terms of the guarantee;

         (h) use any method of heating, cooling or lighting the Premises other than those provided or approved by the Landlord;

         (i) use the escalators or passenger lifts to carry goods or equipment;

         (j) operate a musical instrument, radio, television or other equipment that can be heard outside the Premises;

         (k) throw anything out of any part of the Building or down lift wells;

         (I) move heavy or bulky objects through the Building without the Landlord's approval;

         (m)      obstruct or interfere with:

                  (i) windows in the Premises except by internal blinds or curtains approved by the Landlord;

                  (ii) any air vents, air conditioning ducts or skylights In the Premises; or.


/s/ (illegible)        /s/ (illegible)        /s/ (illegible)       /s/ Troy M. Rollo
-------------------    -------------------    -------------------   -------------------
Signing                Countersigning         Director              Director
Attorney               Attorney

                  (iii)    the Common Areas; or

         (n)      interfere with directory boards provided by the Landlord.

2.       The Tenant must:

         (a) put up signs in the Premises prohibiting smoking if required by the Landlord;

         (b) if the Landlord approves the Tenant's use of a business name which is connected with the Building, terminate any right it has to use that business name on the date it must vacate the Premises;

         (c) secure the Premises when they are unoccupied and comply with the Landlord's directions about Building security;

         (d) if there are directory boards, submit the form in which it requires its name and description to appear on them to the Landlord for- Its approval, make whatever changes the Landlord reasonably requires and pay the Landlord on demand the .cost of placing that information on the directory boards; and

         (e) comply with any directions of the Landlord in connection with the disposal of or recycling of rubbish.


EXECUTION BY THE LANDLORD'

SIGNED SEALED and DELIVERED on behalf
of PERPETUAL TRUSTEE COMPANY LIMITED by
its attorneys under power of attorney
registered book 4409 No. 16 in the
presence of:

                                         /s/ G. Ujdur
                                         ---------------------------------------
                                         Signature

/s/ Michelle Coines                      Goran Ujdur
-------------------------------------    ---------------------------------------
Witness                                  Print name



Michelle Coines                          /s/ Ben Keen
-------------------------------------    ---------------------------------------
Print name                               Signature


                                         Ben Keen
                                         ---------------------------------------
                                         Print name

EXECUTION BY RESPONSIBLE ENTITY

SIGNED SEALED and DELIVERED on behalf
of DEUTSCHE ASSET MANAGEMENT (AUSTRALIA)
LIMITED by its attorneys under power of
attorney registered book 4429 No. 292 in the presence of:

                                         /s/ G. Ujdur
                                         ---------------------------------------
                                         Signature

/s/ Michelle Coines                      Goran Ujdur
-------------------------------------    ---------------------------------------
Witness                                  Print name



Michelle Coines                          /s/ Ben Keen
-------------------------------------    ---------------------------------------
Print name                               Signature


                                         Ben Keen
                                         ---------------------------------------
                                         Print name


EXECUTION BY THE TENANT

EXECUTED BY
CORVU AUSTRALASIA PTY LIMITED

                                         /s/ Troy M. Rollo
                                         ---------------------------------------
                                         Signature

/s/ Justin M. MacIntosh                  Troy M. Rollo
-------------------------------------    ---------------------------------------
Witness                                  Print name

Director, CEO                            Director
-------------------------------------    ---------------------------------------
Office held                              Office held